CAPITAL STOCK (Tables)	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Schedule of Convertible Preferred Stock	The
following table summarizes details of Legacy Convertible Preferred Stock authorized, issued and outstanding immediately prior to the Business Combination:

Legacy Convertible Preferred Series	Par Value	Authorized(1)	Issued and Outstanding(1)	Carrying Value
Series A	$0.0001	20,385,183	20,308,856	$26,708
Series B	0.0001	11,808,789	11,808,789	50,686
Series C	0.0001	8,951,819	8,951,819	64,197
Series D-1	0.0001	16,436,653	15,293,315	109,633
Series D-2	0.0001	8,109,888	8,109,888	40,168
Total		65,692,332	64,472,667	$291,392
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(1)Shares authorized, shares issued and outstanding, and the conversion price/share have been adjusted to reflect the exchange of Legacy Pear’s common stock for Class A common stock at an exchange ratio of approximately 1.47 as a result of the Business Combination. See Note 3 for further information.